UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JPMORGAN CHASE & CO.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Meeting Information

JPMORGAN CHASE & CO.	Meeting Type: Annual For holders as of: March 19, 2010 Date: May 18, 2010 Time: 10:00 a.m. Location: Auditorium One Chase Manhattan Plaza (Corner of Nassau and Liberty Streets) New York, New York

BNY MELLON SHAREOWNER SERVICES C/O BNY MELLON POST OFFICE BOX 3500 SOUTH HACKENSACK, NJ 07606-3500

You are receiving this communication because you hold

shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

    M20162-P91268

——         Before You Vote         ——

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

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——    How To Vote    ——

Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time the day before the meeting date.

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance and voting.

M20163-P91268

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.      Election of Directors

1a.    Crandall C. Bowles

1b.    Stephen B. Burke

1c.    David M. Cote

1d.    James S. Crown

1e.    James Dimon

1f.    Ellen V. Futter

1g.    William H. Gray, III

1h.    Laban P. Jackson, Jr.

1i.     David C. Novak

1j.     Lee R. Raymond

1k.    William C. Weldon

2.      Appointment of independent registered public accounting firm

3.      Advisory vote on executive compensation

The Board of Directors recommends you vote

AGAINST the following shareholder proposals:

4.      Political non-partisanship

5.      Special shareowner meetings

6.      Collateral in over the counter derivatives trading

7. Shareholder action by written consent 8. Independent chairman 9. Pay disparity 10. Share retention

M20164-P91268